UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BRE Properties, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

BRE PROPERTIES, INC.

525 Market Street, 4th Floor, San Francisco, CA 94105

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders

to Be Held on Thursday, May 21, 2009

The Proxy Statement; Annual Report to Shareholders, which consists of the Company’s Annual Report on Form 10-K; and Voting Materials are available at: http://www.breproperties.com/proxy

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 7, 2009 to facilitate timely delivery.

BAR CODE RESTRICTED AREA

Dear BRE Properties, Inc. Shareholder:

Notice is hereby given that the 2009 Annual Meeting of Shareholders of BRE Properties, Inc. (the “Company”) will be held at The Mandarin Oriental Hotel, 222 Sansome Street, San Francisco, CA 94104, on Thursday, May 21, 2009, at 10:00 a.m. (Pacific Daylight Time) for the following purposes:

(1)	to elect 10 Directors whose term of office expires at the Annual Meeting, to serve until the Annual Meeting of Shareholders of the Company to be held in calendar year 2010, and until their respective successors are duly elected and qualified;

(2)	to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company; and

(3)	to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors recommends a vote “FOR” Proposals 1 and 2.

The Board of Directors has fixed the close of business on March 20, 2009 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

By order of the Board of Directors
/s/ Kerry Fanwick
Corporate Secretary

CONTROL NUMBER
You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number	È
Æ

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Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. To obtain directions for attending the Annual Meeting and voting in person, please call BRE’s Investor Relations Department at 415-445-6550.

Meeting Location:

The Mandarin Oriental Hotel

222 Sansome Street

San Francisco, CA 94104

The following materials are available for you to review online:

•	the Company’s 2009 Proxy Statement (including all attachments thereto);

•	the Company’s Annual Report to Shareholders, which consists of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008; and

•	any amendments to the foregoing materials that are required to be furnished to shareholders.

To request a paper copy of the Proxy Materials, (you must reference your 11-digit control number)

Telephone:	1-888-313-0164 (outside of the U.S. and Canada call 1-201-680-6688)
E-mail:	shrrelations@bnymellon.com
Internet:	http://www.breproperties.com/proxy

ACCESSING YOUR PROXY MATERIALS ONLINE

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST

A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for BRE Properties, Inc. are available to review at:

http://www.breproperties.com/proxy

Have this notice available when you request a PAPER copy of the Proxy Materials,

when you want to view your proxy materials online

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET

Use the Internet to vote your shares. Have this card in hand when you access the above web site.

On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares.

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